SUPPLEMENT DATED JUNE 11, 2003
TO PROSPECTUS DATED MAY 1, 2003
FOR
WRL FREEDOM ELITE BUILDER®
An Individual Flexible Premium Variable Life Insurance Policy
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

This Supplement modifies certain information contained in your WRL Freedom Elite Builder prospectus for the Associate Policy. Please read it carefully and retain it for future reference.

Please refer to information contained on page 29 of the prospectus under the subheading “Associates Policies”. This section describes those who are eligible for an Associate Policy, and also states that the Associate Policy may have reduced or waived charges, fees and cost of insurance rates. This supplement to the prospectus provides specific detail on these reductions and waivers for the Associate Policy.

The following charges are not contained in the Associate Policy and will not be charged to eligible purchasers of the Associate Policy:

o	Premium Expense Charge
o	Premium Collection Charge
o	Cash Withdrawal Charge
o	Surrender Charge
o	Decrease Charge
o	Transfer Charge
o	Change in Net Premium Allocation Charge

In addition, Cost of Insurance charges will generally be lower for eligible purchasers of the Associate Policy.

Information in the WRL Freedom Elite Builder® prospectus is hereby modified, as follows:

Page 1 -	Under “Policy Benefits”, the last sentence of the second bulleted item is revised as follows: “There may be adverse consequences should you decide to surrender your Policy early.”

Page 2 -	Under “Variable Death Benefit”, “Choice Among Death Benefit Options”, the following sentences near the top of page 2 are deleted: “We offer four bands of specified amount coverage under this Policy. Each band has its own cost of insurance rates. In general, the greater the specified amount of your Policy, the lower the cost of insurance rates.” The Associate Policy does not band specified amounts for cost of insurance rates.

Under “No Lapse Guarantee” the phrase “and minus any decrease charge” is deleted. The Associate Policy does not contain a decrease charge.

Under “Transfers”, the second bulleted item, regarding a transfer processing fee, is deleted. The Associate Policy does not contain a transfer processing fee.

Page 3 -	Under “Cash Withdrawals and Surrenders”, the entire second bulleted item is deleted. The entire fourth bulleted item is revised, as follows: “You may fully surrender the Policy at any time before the insured’s death or the maturity date. Life insurance coverage will end. You will receive the net surrender value (cash value minus any outstanding loan amount and accrued loan interest).”

Page 4 -	Under “Risk of Lapse”, in the second sentence of the third paragraph, the phrase “and any decrease charge” is deleted. The Associate Policy does not contain a decrease charge.

Pages 5 - 7 -	Under “Fee Tables”, “Transaction Fees”, information, including related footnotes, on the following charges is deleted. The Associate Policy does not contain these charges.

o	Premium Charges
o Premium Expense Charge
o Premium Collection Charge
o	Cash Withdrawal Charge
o	Surrender Charge
o Minimum Charge
o Maximum Charge
o Initial Charge
o	Transfer Charge
o	Change in Net Premium Allocation Charge
o	Decrease Charge

Page 7 -	Under “Periodic Charges Other Than Portfolio Operating Expenses”, information on “Monthly Policy Charge” is deleted. The Associate Policy does not contain these charges.

Pages 7 - 8 -	Under “Periodic Charges Other Than Portfolio Operating Expenses”, information under “Cost of Insurance” is modified, as follows:

Cost of Insurance (without Extra Ratings)	Monthly on the Policy date and on each Monthiversary until the insured reaches age 100
• Minimum Charge • Maximum Charge • Initial Charge for a male insured, issue age 30, in the ultimate select non-tobacco use class, band 1		$.06 per $1,000 of net amount at risk per month[9] $83.33 per $1,000 of net amount at risk per month[9] $.12 per $1,000 of net amount at risk per month[9]	$.02 per $1,000 of net amount at risk per month[9] $19.35 per $1,000 of net amount at risk per month[9] $.02 per $1,000 of net amount at risk per month[9]

Page 8 -	In footnote 6, the following sentences are deleted: “Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (face amounts $250,000 — $499,000) generally has lower cost of insurance rates than those of band 1 (face amounts less than $250,000).” The Associate Policy does not band specified amounts for cost of insurance rates.

Page 11 -	Under “Periodic Charges Other Than Portfolio Operating Expenses”, information under “Primary Insured Rider” and “Primary Insured Plus Rider” is deleted. These riders are not available to the Associate Policy.

Pages 20 - 21 -	Information under and including the sub-headings "Premium Charges", "Premium expense charge”, “Premium collection charge” and “Monthly Policy Charge” is deleted. The Associate Policy does not contain these charges.

Page 21 -	Under “Cost of Insurance Charge”, the second bulleted item describing “banded” specified amounts is deleted. The Associate Policy does not band specified amounts for cost of insurance rates.

Page 22 -	The first sentence in the first paragraph is modified by deleting the phrase “specified amount band”. The last sentence in the second paragraph is deleted. The first sentence on the third paragraph is deleted. The second sentence in the sixth paragraph is deleted.

Pages 22 - 25 -	Information under and including the sub-headings “Surrender Charge”, “Decrease Charge”, and “Transfer Charge” is deleted. The Associate Policy does not contain these charges.

Page 27 -	Under “Purchasing a Policy”, the information in the second paragraph, beginning with and including the third sentence, regarding banding of coverage, is deleted. The Associate Policy does not band specified amounts for cost of insurance rates.

Page 31 -	Under the sub-heading “Minimum Monthly Guarantee Premium”, in the first sentence in the second paragraph, the phrase “and minus any decrease charge” is deleted. The Associate Policy does not contain a decrease charge.

Under the sub-heading “No Lapse Period”, in the only bulleted item, the phrase “and minus any decrease charge” is deleted. The Associate Policy does not contain a decrease charge.

Page 32 -	Under “Transfers”, “General”, the fifth checkmarked item is deleted. The Associate Policy does not contain a transfer charge.

Page 34 -	Under the sub-heading “Dollar Cost Averaging”, the last sentence on the page is deleted. The Associate Policy does not contain a transfer charge.

Page 35 -	Under the sub-heading “Asset Rebalancing Program”, “To start asset rebalancing”, the sentence “However, each reallocation we make under the program counts towards your 12 free transfers each year.”, is deleted. The Associate Policy does not contain a transfer charge.

Page 36 -	Under “Policy Values”, “Net Surrender Value”, “net surrender value on any valuation date equals”, the bullet “any surrender charge as of such date; minus” is deleted. The Associate Policy does not contain a surrender charge.

Under “Policy Values”, “Subaccount Value”, “The number of units in any subaccount on any valuation date equals:", the final bullet: “units redeemed to pay cash withdrawal charges, decrease charges and transfer charges”, is deleted. The Associate Policy does not contain these charges.

Page 40 -	Under the sub-heading “Effect of Cash Withdrawals on the Death Benefit”, the second sentence is deleted. The Associate Policy does not contain a decrease charge.

Under “Increasing/Decreasing the Specified Amount”, the first sentence in the second paragraph is deleted.

Page 41 -	The first bullet at the top of page 41 is revised to remove the phrase “under band 1".

Under the sub-heading “Increasing/Decreasing the Specified Amount”, “Conditions for decreasing the specified amount:", the last bullet is deleted. The Associate Policy does not contain a decrease charge.

Under “Surrenders and Cash Withdrawals”, Surrenders”, the sentence, “You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (or during the 15-year period subsequent to an increase in specified amount.” is deleted. The Associate Policy does not contain a surrender charge.

Page 42 -	Under the sub-heading “Cash Withdrawals”, “Cash withdrawal conditions:” the seventh bulleted item is deleted. The Associate Policy does not contain a processing fee.

Page 45 -	Under the sub-heading “No Lapse Period”, “No lapse date”, “Early termination of the no lapse period”, the phrase “and any decrease charge” is deleted. The Associate Policy does not contain a decrease charge.

Under the sub-heading “Reinstatement”, the second sentence of the last paragraph is revised, as follows: “Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction.”

Page 52 -	Information under the sub-heading “Primary Insured Rider (“PIR”) and Primary Insured Rider Plus (“PIR Plus”) is deleted. These riders are not available to the Associate Policy.

Page 60 -	Explanation of the term “net premium” is changed as follows: “The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid.”

Explanation of the term “net surrender value” is changed as follows: “The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any outstanding loan and accrued loan interest.”

Pages 62 - 63	Appendix A -These pages are deleted, because an Associate Policy does not contain a surrender charge.

FEBASSOCSUPP-06-03